                                                                    EXHIBIT 99.2

                    CONSENT SOLICITATION STATEMENT SUPPLEMENT

                            KIMCO REALTY CORPORATION

      SOLICITATION OF CONSENTS TO AMEND CERTAIN PROVISIONS OF THE INDENTURE
                         GOVERNING THE FOLLOWING NOTES:

                                                                        Outstanding Principal     Consent Fee per $1,000
                  Notes                            CUSIP Number               Amount                Principal Amount
                  -----                            ------------               ------                ----------------
6.930% Medium-Term Notes due 2006..............     49446QAL5           $      30,000,000              $    1.25
Floating Rate Medium-Term Notes due 2006.......     49446QAZ4           $     100,000,000              $    1.25
7.460% Medium-Term Notes due 2007..............     49446QAF8           $      30,000,000              $    1.25
6.960% Medium-Term Notes due 2007..............     49446QAH4           $      20,000,000              $    1.25
7.860% Medium-Term Notes due 2007..............     49446QAT8           $      50,000,000              $    1.25
7.900% Medium-Term Notes due 2007..............     49446QAQ4           $      50,000,000              $    1.25
6.700% Medium-Term Notes due 2007..............     49446QAD3           $      10,000,000              $    1.25
3.950% Medium-Term Notes due 2008..............     49446QAX9           $     100,000,000              $    1.25
7.560% Medium-Term Notes due 2009..............     49446QAG6           $      20,000,000              $    1.25
7.060% Medium-Term Notes due 2009..............     49446QAJ0           $      30,000,000              $    1.25
4.620% Medium-Term Notes due 2010..............     49446QAW1           $      50,000,000              $    2.50
5.304% Medium-Term Notes due 2011..............     49446QBE0           $     100,000,000              $    2.50
4.820% Medium-Term Notes due 2011..............     49446QBA8           $     100,000,000              $    2.50
5.980% Medium-Term Notes due 2012..............     49446QAV3           $      17,000,000              $    2.50
5.190% Medium-Term Notes due 2013..............     49446QAY7           $     100,000,000              $    2.50
4.820% Medium-Term Notes due 2014..............     49446QBC4           $     200,000,000              $    2.50
4.904% Medium-Term Notes due 2015..............     49446QBB6           $     100,000,000              $    2.50
5.584% Medium-Term Notes due 2015..............     49446QBD2           $     150,000,000              $    2.50
5.783% Medium-Term Notes due 2016..............     49446QBF7           $     300,000,000              $    2.50
4.961% Senior Notes due 2007...................     49446RAF6           $      35,000,000              $    1.25
6.875% Senior Notes due 2009...................     49446RAE9           $     130,000,000              $    1.25
6.00% Senior Notes due 2012....................     49446RAG4           $     200,000,000              $    2.50
                                                                        -----------------
                                                                        $   1,922,000,000
                                                                        =================

         This Supplement hereby amends, supplements, modifies and becomes a part of, as of the date hereof, the Consent Solicitation Statement, dated May 16, 2006 (the "Consent Solicitation Statement" and, as supplemented hereby, the "Supplemented Consent Solicitation Statement), relating to all series of the notes of Kimco Realty Corporation listed above. (Capitalized terms used, but not defined in the Supplement, have the meanings given in the Consent Solicitation Statement.) All references to any requirements regarding the Consent Solicitation Statement contained in any document used by or on behalf of the Company in connection with the consent solicitation shall be deemed to refer to the Supplemented Consent Solicitation Statement.





             The Solicitation Agent for the consent solicitation is:

                               UBS Investment Bank

      This Consent Solicitation Statement Supplement is dated May 30, 2006.

         The Consent Solicitation Statement is hereby supplemented, amended and modified as follows:

         Summary: The section of the Consent Solicitation Statement titled "Summary" is hereby amended by deleting the subsections titled "Purpose of the Consent Solicitation," "Consent Fee," and "Expiration Date" contained therein, and replacing such subsections with the following:

              PURPOSE OF THE CONSENT SOLICITATION

                  The purpose of this consent solicitation is to amend two debt covenants contained in the Indenture that restrict our ability to incur and secure debt. We believe these amendments will (i) enhance our financial flexibility, (ii) enable us to more efficiently access debt capital, (iii) align our debt covenants with debt covenants that many other investment grade REITs have had in place over the past ten years and (iv) enable us to more effectively engage in our general corporate activities, which may include the acquisition of neighborhood and community shopping centers, as suitable opportunities arise, the expansion and improvement of certain properties in our portfolio, the repayment or refinancing of indebtedness outstanding at that time, and other investments.

                  Through this consent solicitation, we are seeking to change our total debt and secured debt covenants from covenants based on the amount of our Undepreciated Real Estate Assets to covenants based on the amount of our Total Assets. We believe these revised covenants reflect the terms of debt instruments issued by many other investment grade REITs in the past, and appropriately allow us to add the other assets we hold on our balance sheet to our asset value definition. Notably, we are not seeking to employ asset valuation definitions and covenants related thereto that use market-based (capitalization rate derived) real estate asset values. Instead, our debt covenants will be based upon the undepreciated book values of our real estate assets plus the book value of our other assets.

                  We remain committed to the current ratings and to protecting our corporate credit investing constituency. As a result, we are also seeking to change our maintenance of unencumbered total asset value covenant by increasing the ratio of Unencumbered Total Asset Value to outstanding unsecured Debt from 1 to 1 to 1.5 to 1.

                  See "Purpose of the Consent Solicitation" for a description of the Proposed Amendments.

                  Concurrently with this consent solicitation, Kimco North Trust
              III, a wholly-owned entity of the Company, is soliciting consents of holders of C$150 million 4.45% Canadian Dollar Denominated Notes (the "CAD Notes") issued by Kimco North Trust III and guaranteed by us in an effort to give effect to the adoption of the same proposed amendments under the CAD Notes. The consent of holders of a majority of the CAD Notes issued by Kimco North Trust III will be conditional on the satisfaction of the conditions required for the adoption of the Proposed Amendments, including the Company receiving the Requisite Consents and entering into the Third Supplemental Indenture to amend the Indenture. If all conditions are satisfied, a consent fee of C$2.50 per C$1,000 principal amount of the CAD Notes will be paid to the holders of the CAD Notes that timely consent to the same proposed amendments under the CAD Notes at or prior to the Expiration Date.

              CONSENT FEE

                  Consent fees applicable to such series of Notes set forth on the first page of this Supplement (the "Consent Fee") will be paid to each Registered Holder of Notes as of the Record Date for each $1,000 principal amount of Notes for which a Consent has been accepted, payable upon satisfaction of the General Conditions (as defined below), and promptly following the execution of the Third Supplemental Indenture. See "The Consent Solicitation-Consent Fee." In the event that this Solicitation is withdrawn or otherwise not completed, including as a result of the failure to meet the General Conditions, the Consent Fee will not be paid or payable.

              EXPIRATION DATE

                  The Expiration Date is 5:00 p.m., New York City time, on
              Friday, June 2, 2006, unless extended.

         Purpose of the Consent Solicitation: This section of the Consent Solicitation Statement titled "Purpose of the Consent Solicitation" is hereby amended and restated as follows:

                       PURPOSE OF THE CONSENT SOLICITATION

         We are soliciting consents of the Registered Holders in an effort to adopt certain amendments to two debt covenants contained in the Indenture. We believe these amendments will (i) enhance our financial flexibility, (ii) enable us to more efficiently access debt capital, (iii) align our debt covenants with those of many other investment grade REITs and (iv) enable us to more effectively engage in our general corporate purposes, which may include the acquisition of neighborhood and community shopping centers, as suitable opportunities arise, the expansion and improvement of certain properties in our portfolio, the repayment or refinancing of indebtedness outstanding at that time, and other investments.

         Our business has evolved over the years in response to changing economic and industry conditions. We have capitalized on many of these opportunities and believe we are well-positioned to take advantage of further changes to come.

         The ownership of high-quality, well-located retail assets remains our core fundamental operating strategy. However, as our business has evolved, our portfolio of real estate 'assets' has similarly evolved and now includes significant investments in real estate joint ventures, developments and other assets which are not necessarily afforded appropriate credit under the definition of assets as proscribed by the current covenant package under the existing Indenture.

         The Proposed Amendments, if accepted, will not change our core operating or investment strategy. We currently do not have any intention to deviate from the core credit metrics within which the Company has historically operated. We remain committed to the current ratings and to protecting our corporate credit investing constituency. As a result, we are also seeking to change our maintenance of unencumbered total asset value covenant by increasing the ratio of Unencumbered Total Asset Value to outstanding unsecured Debt from 1 to 1 to 1.5 to 1.

DESCRIPTION OF THE PROPOSED AMENDMENTS

         The table below provides a summary description of the Proposed Amendments.

-------------------------------------------------------------- ------------------------------------------------------------
EXISTING COVENANT                                              PROPOSED REVISED COVENANT
-------------------------------------------------------------- ------------------------------------------------------------
o        Under Section 1004(a) of the Indenture,  the Company  o        Under  Section  1004(a)  of  the  Indenture,   the
will not incur any Debt, if,  immediately after giving effect  Company  will not  incur any Debt,  if,  immediately  after to the  incurrence  of such  additional  Debt,  the aggregate  giving effect to the  incurrence of such  additional  Debt, principal  amount of all outstanding  Debt of the Company and  the aggregate  principal  amount of all outstanding Debt of its  Subsidiaries  on  a  consolidated  basis  determined  in  the Company and its  Subsidiaries  on a consolidated  basis accordance  with GAAP is  greater  than 65% of the sum of (i)  determined in  accordance  with GAAP is greater than 65% of the Company's  Undepreciated Real Estate Assets as of the end  Total Assets as of the end of the calendar  quarter covered of the  calendar  quarter  covered  in the  Company's  Annual  in the  Company's  Annual  Report on Form 10-K or Quarterly
Report on Form 10-K or Quarterly  Report on Form 10-Q, as the  Report  on Form  10-Q,  as the case may be,  most  recently case may be, most recently filed with the Commission  (or, if  filed  with  the  Commission  (or,  if such  filing  is not such filing is not permitted  under the  Securities  Exchange  permitted  under the Securities  Exchange Act of 1934, with
Act of 1934,  with the Trustee)  prior to the  incurrence  of  the Trustee)  prior to the  incurrence  of such  additional such  additional Debt and (ii) the purchase price of any real  Debt.
estate  assets  acquired  by the  Company  or any  Subsidiary
since  the  end of such  calendar  quarter,  including  those   The following additional defined term will be included in
obtained  in   connection   with  the   incurrence   of  such                       Section 1004(a).
additional Debt.
                                                               "Total  Assets,"  as  defined  in the  Second  Supplemental
                                                               Indenture,  means,  as of any  date,  the  sum  of (i)  the
                                                               Company's  Undepreciated  Real  Estate  Assets and (ii) all
                                                               other assets of the Company  determined in accordance  with
                                                               GAAP (but excluding goodwill and amortized debt costs).
-------------------------------------------------------------- ------------------------------------------------------------
o        Under Section 1004(c) of the Indenture,  the Company  o        Under  Section  1004(c)  of  the  Indenture,   the
will  not,  incur  any  secured  Debt if,  immediately  after  Company  will not incur any  secured  Debt if,  immediately giving effect to the incurrence of such additional  Debt, the  after giving effect to the  incurrence  of such  additional aggregate  principal  amount of all  outstanding  Debt of the  Debt,  the aggregate  principal  amount of all  outstanding
Company  and its  Subsidiaries  which is  secured  is greater  Debt of the Company and its  Subsidiaries  which is secured than 40% of the sum of (i) the Company's  Undepreciated  Real  is  greater  than 40% of Total  Assets as of the end of the
Estate Assets as of the end of the calendar  quarter  covered  calendar  quarter covered in the Company's Annual Report on in the  Company's  Annual  Report on Form  10-K or  Quarterly  Form 10-K or  Quarterly  Report on Form  10-Q,  as the case
Report on Form 10-Q, as the case may be, most recently  filed  may be, most  recently  filed with the  Commission  (or, if with the  Commission  (or,  if such  filing is not  permitted  such filing is not permitted under the Securities  Exchange under the Securities  Exchange Act of 1934, with the Trustee)  Act of 1934,  with the Trustee)  prior to the incurrence of prior to the incurrence of such  additional Debt and (ii) the  such additional Debt.
purchase  price of any real  estate  assets  acquired  by the
Company  or any  Subsidiary  since  the end of such  calendar   The following additional defined term will be included in
quarter,  including  those  obtained in  connection  with the                       Section 1004(c).
incurrence of such additional Debt.
                                                               "Total  Assets,"  as  defined  in the  Second  Supplemental
                                                               Indenture,  means,  as of any  date,  the  sum  of (i)  the
                                                               Company's  Undepreciated  Real  Estate  Assets and (ii) all
                                                               other assets of the Company  determined in accordance  with
                                                               GAAP (but excluding goodwill and amortized debt costs).
-------------------------------------------------------------- ------------------------------------------------------------
o        Under  Section  1014 of the  Indenture,  the Company  o        Under Section 1014 of the  Indenture,  the Company
will maintain an Unencumbered  Total Asset Value in an amount  will  maintain  an  Unencumbered  Total  Asset  Value in an not less than 100% of the aggregate  principal  amount of all  amount  not  less  than  150%  of the  aggregate  principal outstanding Debt of the Company and its Subsidiaries  that is  amount  of all  outstanding  Debt  of the  Company  and its
unsecured.                                                     Subsidiaries that is unsecured.
-------------------------------------------------------------- ------------------------------------------------------------

Exhibit A hereto sets forth the full text of the CURRENT provisions of the Indenture (summarized above) to be amended. Exhibit B hereto sets forth the full text of the provisions as PROPOSED TO BE AMENDED (if the Requisite Consents are obtained and the Proposed Amendments are adopted).

         The Consent Solicitation: The section of the Consent Solicitation Statement titled "The Consent Solicitation" is hereby amended by deleting the subsections titled "Consent Fee," and "Expiration Date, Extensions, Termination and Amendment" contained therein, and replacing such subsections with the following:

Consent Fee

         We will pay each Registered Holder of the Notes whose Consents have been accepted in this Solicitation a consent fee applicable to such series of Notes set forth on the first page of this Supplement for each $1,000 principal amount of Notes as to which a Consent has been delivered by such Registered Holder. The Consent Fee will be made promptly following the execution of the Third Supplemental Indenture. The Consents will expire if the Proposed Amendments do not become operative. Interest will not accrue on or be payable with respect to any Consent Fee.

 Expiration Date, Extensions, Termination and Amendment

         The term "Expiration Date" means 5:00 p.m., New York City time, on Friday, June 2, 2006, unless we, in our sole discretion, extend the period during which the Solicitation is open. In that event, the term "Expiration Date" will mean the latest time and date on which the Solicitation, as so extended, will expire. We reserve the right:

         o to extend the Solicitation at any time or from time to time, until the Requisite Consents have been received;

         o to terminate the Solicitation at any time prior to the Expiration Date, whether or not the Requisite Consents have been received; and

         o to amend, at any time or from time to time, the terms of the Solicitation, including, without limitation, by revising the terms of the Proposed Amendments or by establishing a new Record Date.

 Any extension of the Expiration Date will be effective if we give oral or written notice thereof to the Trustee no later than 9:00 a.m. (and, if such notice is given orally, followed by written notice to the Trustee and the Solicitation Agent (given by facsimile or otherwise) no later than 4:00 p.m.), New York City time, on the first Business Day (as defined in the Indenture) following any previously announced Expiration Date. Any termination or amendment of the Solicitation will be effective upon written notice thereof to the Trustee. Any extension, termination or amendment will be followed as promptly as practicable by written notice thereof to the Registered Holders as of the Record Date. Such notice may provide that we are extending the Solicitation for a specified period of time or on a daily basis until 5:00 p.m., New York City time, on the date on which the Requisite Consents are received. Failure of any Registered Holder to receive such notice will not affect the extension, termination or amendment of the Solicitation.

         If the Solicitation is amended in a manner determined by us to materially affect holders of the Notes prior to the Expiration Date, we will promptly disclose such amendment and may, if appropriate, extend the Solicitation for a period adequate to permit Registered Holders to properly deliver or revoke their Consents. Other than as set forth in this Consent Solicitation Statement, once delivered, Consents may not be revoked.

           Exhibit A: Exhibit A of the Consent Solicitation Statement is hereby amended and restated as follows:

                                    EXHIBIT A

                         PROVISIONS CURRENTLY IN EFFECT

THE FOLLOWING PROVISIONS OF THE INDENTURE, DATED AS OF SEPTEMBER 1, 1993 (AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE, DATED AS OF AUGUST 4, 1994, AND THE SECOND SUPPLEMENTAL INDENTURE, DATED AS OF APRIL 7, 1995) (COLLECTIVELY, THE "INDENTURE"), BETWEEN US AND THE BANK OF NEW YORK, AS TRUSTEE, ARE CURRENTLY IN
EFFECT:

SECTION 1004. Limitations on Incurrence of Debt.

(a) The Company will not, and will not permit any Subsidiary to, incur any Debt, if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 65% of the sum of (i) the Company's Undepreciated Real Estate Assets as of the end of the calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Securities Exchange Act of 1934, with the Trustee) prior to the incurrence of such additional Debt and (ii) the purchase price of any real estate assets acquired by the Company or any Subsidiary since the end of such calendar quarter, including those obtained in connection with the incurrence of such additional Debt.

                                      * * *

(c) In addition to the limitations set forth in subsections (a) and (b) of this
Section 1004, the Company will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, charge, pledge, encumbrance or security interest of any kind upon any of the property of the Company or any Subsidiary, whether owned at the date hereof or hereafter acquired, if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries which is secured by any mortgage, lien, charge, pledge, encumbrance or security interest on property of the Company and its Subsidary is greater than 40% of the sum of
(i) the Company's Undepreciated Real Estate Assets as of the end of the calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Securities Exchange Act of 1934, with the Trustee) prior to the incurrence of such additional Debt and (ii) the purchase price of any real estate assets acquired by the Company or any Subsidiary since the end of such calendar quarter, including those obtained in connection with the incurrence of such additional Debt.

SECTION 1014. Maintenance of Unencumbered Total Asset Value. The Company will at all times maintain an Unencumbered Total Asset Value in an amount of not less than one hundred percent (100%) of the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries that is unsecured; this covenant shall apply solely to the benefit of Holders of series of Securities created on or after April 7, 1995.

The following defined terms are used in Section 1004 and 1014 of the Indenture:

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Debt" of the Company or any Subsidiary means any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Company or any Subsidiary,
(iii) letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Company or any Subsidiary as lessee which is reflected on the Company's Consolidated Balance Sheet as a capitalized lease in accordance with GAAP, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as a liability on the Company's Consolidated Balance Sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation of the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Company or any Subsidiary).

         "GAAP" means generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis.

         "Undepreciated Real Estate Assets" means as of any date the amount of real estate assets of the Company and its Subsidiaries on such date, before depreciation and amortization determined on a consolidated basis in accordance with GAAP.

         "Unencumbered Total Asset Value" means, as of any date, the sum of the Company's Total Assets which are unencumbered by any mortgage, lien, charge, pledge or security interest that secures payment of any obligations under any Debt.

         "Subsidiary" means a corporation a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Total Assets" means, as of any date, the sum of (i) the Company's Undepreciated Real Estate Assets and (ii) all other assets of the Company determined in accordance with GAAP (but excluding goodwill and amortized debt costs).

           Exhibit B: Exhibit B of the Consent Solicitation Statement is hereby amended and restated as follows:



                                    EXHIBIT B

      PROVISIONS THAT WOULD BECOME OPERATIVE IF THE PROPOSED AMENDMENTS ARE
          APPROVED AND THE THIRD SUPPLEMENTAL INDENTURE IS IMPLEMENTED

THE FOLLOWING PROVISIONS OF THE THIRD SUPPLEMENTAL INDENTURE TO THE INDENTURE BETWEEN US AND THE BANK OF NEW YORK, AS TRUSTEE, WILL BECOME OPERATIVE IF THE PROPOSED AMENDMENTS ARE APPROVED AND THE THIRD SUPPLEMENTAL INDENTURE IS
IMPLEMENTED:

SECTION 1004. Limitations on Incurrence of Debt.

(a) The Company will not, and will not permit any Subsidiary to, incur any Debt, if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 65% of Total Assets as of the end of the calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Securities Exchange Act of 1934, with the Trustee) prior to the incurrence of such additional Debt.

                                      * * *

(c) In addition to the limitations set forth in subsections (a) and (b) of this
Section 1004, the Company will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, charge, pledge, encumbrance or security interest of any kind upon any of the property of the Company or any Subsidiary, whether owned at the date hereof or hereafter acquired, if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries which is secured by any mortgage, lien, charge, pledge, encumbrance or security interest on property of the Company or any Subsidiary is greater than 40% of Total Assets as of the end of the calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Securities Exchange Act of 1934, with the Trustee) prior to the incurrence of such additional Debt.

SECTION 1014. Maintenance of Unencumbered Total Asset Value. The Company will at all times maintain an Unencumbered Total Asset Value in an amount of not less than one hundred fifty percent (150%) of the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries that is unsecured; this covenant shall apply solely to the benefit of Holders of series of Securities created on or after April 7, 1995.

                THE SOLICITATION AGENT FOR THIS SOLICITATION IS:

                               UBS INVESTMENT BANK
                              677 WASHINGTON BLVD.
                               STAMFORD, CT 06901
                          (203) 719-4210 (CALL COLLECT)
                      (888) 722-9555 EXT. 4210 (TOLL FREE)
                        ATTN: LIABILITY MANAGEMENT GROUP

     Any questions concerning the terms of this Solicitation may be directed to the Solicitation Agent.


         THE INFORMATION AND TABULATION AGENT FOR THIS SOLICITATION IS:

                     GLOBAL BONDHOLDER SERVICES CORPORATION
                             65 BROADWAY, SUITE 723
                               NEW YORK, NY 10006
                          ATTENTION: CORPORATE ACTIONS
                          (212) 430-3774 (CALL COLLECT)
                                 (866) 470-3700

By Facsimile Transmission:         by Hand Delivery, Mail or Overnight Courier:

       212-430-3775                      Global Bondholder Services Corporation
                                                          65 Broadway--Suite 723
                                                             New York, NY 10006


                       THE TRUSTEE UNDER THE INDENTURE IS:

                              THE BANK OF NEW YORK

ALL CONSENTS AND REVOCATIONS OF CONSENTS SHOULD BE SENT TO THE INFORMATION AND TABULATION AGENT AT THE ADDRESS SPECIFIED ABOVE. REQUESTS FOR ASSISTANCE IN COMPLETING AND DELIVERING CONSENTS, OR FOR ADDITIONAL COPIES OF THE CONSENT OR THIS CONSENT SOLICITATION STATEMENT, SHOULD BE DIRECTED TO THE INFORMATION AND TABULATION AGENT. QUESTIONS CONCERNING THE TERMS OF THE SOLICITATION SHOULD BE DIRECTED TO THE SOLICITATION AGENT.